                     FIRST AMENDMENT TO SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO SECURITY AGREEMENT ("Amendment") is entered into as of March 7th, 1997, by and among Hambrecht & Quist Guaranty Finance, LLC ("H&QGF"), a California limited liability company, and CV Therapeutics, Inc. a Delaware corporation ("CVT").

                                    RECITALS

     A. H&QGF and CVT are parties to that certain Security Agreement, dated as of September 27, 1996 (the "H&QGF Security Agreement") and certain Related Documents (as defined in the H&QGF Security Agreement).

     B. CVT intends to enter into certain transactions (the "Collaboration") contemplated by (i) a Research Collaboration and License Agreement substantially in the form attached hereto as Exhibit A; (ii) a Loan Agreement and Promissory Note substantially in the forms attached hereto as Exhibits B and C respectively; (iii) a Common Stock Purchase Agreement substantially in the form attached hereto as Exhibit D; and (iv) any related documents provided for by any of the foregoing ((i) through (ii), collectively, the "Collaboration Agreement").

     NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree to amend the H&QGF Security Agreement only as follows:

     THEREFORE, the Security Agreement is amended only as follows:

1. The definition of "Collateral" in the Security Agreement is hereby amended by adding the following language at the end of Subsection (iv):

Notwithstanding any provision to the contrary herein, or in any Related Document, the terms "Collateral" and "IP Collateral" shall not include any of the foregoing which comprises, claims, contains, relates to, or is the molecule defined as CVT-124 in that certain IND filed on September 20, 1995 (as further described in U.S. Patent Application Serial No.08/330,640 filed on October 28, 1994), or any other Adenosine A1 Antagonist, or the manufacture or use of such molecules, or is derived therefrom.

2. Except as specifically amended hereby, the Security Agreement shall remain in full force and effect.

                                      1.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVT                               CV THERAPEUTICS, INC.,
                                  a Delaware corporation


                                  By: /s/ Louis Lange
                                     ----------------------------
                                  Printed Name: L. Lange
                                               ------------------
                                  Title: CEO
                                        -------------------------


H&QGF HAMBRECHT & QUIST GUARANTY FINANCE, LLC, a California limited liability company


                                  By: /s/ Andrew W. Kahn
                                     ----------------------------
                                  Printed Name: Andrew W. Kahn
                                               ------------------
                                  Title: Manager
                                        -------------------------

                                      2.